WORLD OMNI 1996-B AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
December 31, 1997
                                                              Aggregate
                                                              Net Investment
Aggregate Net Investment Value                                Value                  99.8%
 Original                                                     812,498,498.17         810,873,501.00
12/1/96                                                       812,498,498.17         810,873,501.00

Principal collections & reimbursement loss amount              10,477,950.05          10,456,994.15
12/31/96                                                      802,020,548.12         800,416,506.85

Certificate Balance @ 12/31/96                                812,498,498.17         810,873,501.00

                                                              Class A-1
                                                              Allocation             Certificate
Aggregate Net Investment Value                                Percentage             Balance

Original                                                               32.71856%     260,000,000
12/1/96                                                                32.71856%     260,000,000

Principal collections & reimbursement loss amount                                     10,007,050
12/31/96                                                                             249,992,950

Certificate Balance @ 12/31/96                                         32.71856%     260,000,000

                                                              Class A-2
                                                              Allocation             Certificate
Aggregate Net Investment Value                                Percentage             Balance

Original                                                               35.23537%     280,000,000
12/1/96                                                                35.23537%     280,000,000

Principal collections & reimbursement loss amount                                        126,109
12/31/96                                                                             279,873,891

Certificate Balance @ 12/31/96                                         35.23537%     280,000,000

                                                              Class A-3
                                                              Allocation             Certificate
Aggregate Net Investment Value                                Percentage             Balance

Original                                                               26.43383%     210,057,988
12/1/96                                                                26.43383%     210,057,988

Principal collections & reimbursement loss amount                                         94,608
12/31/96                                                                             209,963,380

Certificate Balance @ 12/31/96                                         26.43383%     210,057,988

                                                              Class B
                                                              Allocation             Certificate
Aggregate Net Investment Value                                Percentage             Balance

Original                                                                5.61224%      44,598,043
12/1/96                                                                 5.61224%      44,598,043

Principal collections & reimbursement loss amount                                         20,087
12/31/96                                                                              44,577,956

Certificate Balance @ 12/31/96                                          5.61224%      44,598,043



Aggregate Net Investment Value                                Seller Interest        Balance

Original                                                                2.00000%      16,217,470
12/1/96

Principal collections & reimbursement loss amount                       2.00000%         201,836
12/31/96                                                                2.00000%      16,015,634

Certificate Balance @ 12/31/96                                          2.00000%      16,217,470


Distributable Amounts                                         Total

Interest Distributable Amount                                   4,189,307.07
Principal Distributable Amount (1)                             10,091,784.69
Reimbursed Charged-off Amount (1)                                 365,209.46
Reimbursed Residual Value Loss Amount                                   0.00
Reimbursed Additional Loss Amount                                       0.00

Total                                                          14,646,301.22

Distributable Amounts                                         Class A-1                         %

Interest Distributable Amount                                   1,289,166.67
Principal Distributable Amount (1)                              9,889,949.00                  98.00000%
Reimbursed Charged-off Amount (1)                                 117,101.45                  32.06419%
Reimbursed Residual Value Loss Amount                                   0.00                   0.00000%
Reimbursed Additional Loss Amount                                       0.00                   0.00000%

Total                                                          11,296,217.12

Distributable Amounts                                         Class A-2                         %

Interest Distributable Amount                                   1,446,666.67
Principal Distributable Amount (1)                                      0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                 126,109.25                  34.53066%
Reimbursed Residual Value Loss Amount                                   0.00                   0.00000%
Reimbursed Additional Loss Amount                                       0.00                   0.00000%

Total                                                           1,572,775.92

Distributable Amounts                                         Class A-3                         %

Interest Distributable Amount                                   1,094,052.02
Principal Distributable Amount (1)                                      0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                  94,608.05                  25.90515%
Reimbursed Residual Value Loss Amount                                   0.00                   0.00000%
Reimbursed Additional Loss Amount                                       0.00                   0.00000%

Total                                                           1,188,660.07

Distributable Amounts                                         Class B                           %

Interest Distributable Amount                                     254,580.50
Principal Distributable Amount (1)                                      0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                  20,086.52                   5.50000%
Reimbursed Residual Value Loss Amount                                   0.00                   0.00000%
Reimbursed Additional Loss Amount                                       0.00                   0.00000%

Total                                                             274,667.02

Distributable Amounts                                         Seller Interest                   %

Interest Distributable Amount                                     104,841.21
Principal Distributable Amount (1)                                201,835.69                   2.00000%
Reimbursed Charged-off Amount (1)                                       0.00                   0.00000%
Reimbursed Residual Value Loss Amount                                   0.00                   0.00000%
Reimbursed Additional Loss Amount                                       0.00                   0.00000%

Total                                                             306,676.90

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Certificate Factors                                           Series A-1             Series A-2

                                                   12/1/96            100.0000000%           100.0000000%
                                                   12/31/96           100.0000000%           100.0000000%

Certificate Factors                                           Series A-3             Series B

                                                   12/1/96            100.0000000%           100.0000000%
                                                   12/31/96           100.0000000%           100.0000000%

Pool Data                                                              12/1/96                 $

Number of Loans                                                    35,433
Prepayments                                                            96              2,136,838.93
Scheduled Terminations                                                  0                      0.00
Charge-Offs                                                            73              1,629,460.09
Weighted Ave APR                                                        8.82%


Pool Data                                                              12/31/96                $

Number of Loans                                                    35,772
Prepayments                                                            98              2,220,765.95
Scheduled Terminations                                                  0                      0.00
Charge-Offs                                                            51              1,223,307.26
Weighted Ave APR                                                        8.83%


Account Balances                                              Pay Ahead              Advance             Reserve Fund

Balance as of  12/01/96                                         1,134,699.53             651,147.30        28,380,573.00
Balance as of  12/31/96                                         1,435,743.79             194,305.57        28,380,573.00
Change                                                            301,044.26            (456,841.73)                0.00
Required Amount (withdrawl from reserve)                                                                            0.00
Reserve Fund Requirement                                                                                   28,380,573.00
Reserve Fund Supplement Requirement                                                                                 0.00

Residual Value Surplus Account

Beginning Balance 12/01/96                                              0.00
Deposits                                                                0.00
Withdrawls                                                              0.00
Ending Balance 12/31/96                                                 0.00




Distribution per $1,000                                                              Total

Total Distribution Amount                                                                      5.16641260

Interest Distribution Amount                                                                   5.16641260
Carryover Shortfall                                                                            0.00000000
Prior Carryover Shortfall                                                                      0.00000000

Total Carryover Shortfall                                                                      0.00000000


Principal Distribution Amount                                                                  0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                               0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                   0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                      0.00000000
Unpaid Principal Loss Interest Amount                                                          0.00000000

Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                               -----

Distribution per $1,000                                                              Class A-1

Total Distribution Amount                                                                      4.95833335

Interest Distribution Amount                                                                   4.95833335
Carryover Shortfall                                                                            0.00000000
Prior Carryover Shortfall                                                                      0.00000000

Total Carryover Shortfall                                                                      0.00000000


Principal Distribution Amount                                                                  0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                               0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                   0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                      0.00000000
Unpaid Principal Loss Interest Amount                                                          0.00000000


Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                               -----

Distribution per $1,000                                                              Class A-2

Total Distribution Amount                                                                      5.16666668

Interest Distribution Amount                                                                   5.16666668
Carryover Shortfall                                                                            0.00000000
Prior Carryover Shortfall                                                                      0.00000000

Total Carryover Shortfall                                                                      0.00000000


Principal Distribution Amount                                                                  0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                               0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                   0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                      0.00000000
Unpaid Principal Loss Interest Amount                                                          0.00000000

Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                               -----


Distribution per $1,000                                                              Class A-3

Total Distribution Amount                                                                      5.20833333

Interest Distribution Amount                                                                   5.20833333
Carryover Shortfall                                                                            0.00000000
Prior Carryover Shortfall                                                                      0.00000000

Total Carryover Shortfall                                                                      0.00000000


Principal Distribution Amount                                                                  0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                               0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                   0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                      0.00000000
Unpaid Principal Loss Interest Amount                                                          0.00000000

Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                               -----


Distribution per $1,000                                                              Class B

Total Distribution Amount                                                                      5.70833344

Interest Distribution Amount                                                                   5.70833344
Carryover Shortfall                                                                            0.00000000
Prior Carryover Shortfall                                                                      0.00000000

Total Carryover Shortfall                                                                      0.00000000


Principal Distribution Amount                                                                  0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                               0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                   0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                      0.00000000
Unpaid Principal Loss Interest Amount                                                          0.00000000

Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                                   0.00000000


Distribution per $1,000                                                              Seller Interest

Total Distribution Amount                                                                      6.46470835

Interest Distribution Amount                                                                   6.46470835
Carryover Shortfall                                                                        -----
Prior Carryover Shortfall                                                                  -----

Total Carryover Shortfall                                                                  -----


Principal Distribution Amount                                                                  0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                               0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  -----
Unpaid Principal Loss Interest Amount                                                      -----

Seller Principal not paid to Seller                                                            0.00000000
Seller Interest not paid to Seller                                                             0.00000000

Unpaid Class B Principal Carryover Shortfall                                               -----



Servicing Fee                                                                        Total

Amount of Servicing Fee Paid                                                             675,727.92
Total Unpaid                                                                                   0.00



Servicing Fee                                                                        Class A

Amount of Servicing Fee Paid                                                             625,048.32
Total Unpaid                                                                                   0.00




Servicing Fee                                                                        Class B

Amount of Servicing Fee Paid                                                              37,165.04
Total Unpaid                                                                                   0.00



Servicing Fee                                                                        Seller Interest

Amount of Servicing Fee Paid                                                              13,514.56
Total Unpaid                                                                                   0.00





Origination Trustee Expenses Paid (1)

UTI                                                                                            0.00
SUBI                                                                                           0.00
                                                                                               0.00


Securitization Trustee Expenses Paid  (1)                                                      0.00

Additional Loss Amounts (2)                                                                    0.00

(1)  Expenses greater than $50,000 are broken out as follows:

(2)  Broken out as follows:







                                                              Number of              Number of
                                                              Matured                Scheduled           Maturity
                                                              Leases                 Maturities          Ratio
MATURITY RATIO



December                                                                0                      0              N/A




(Maturity Ratio Test will be satisfied if the ratio is 50% or less.  This test does not apply unless at least 25 contracts were scheduled to mature.)




CHARGE-OFF RATE                                               October                November            December





Outstanding                                                       634,253.71           1,508,444.17         1,102,291.34
Balance

Net
Liquidation                                                       424,175.70           1,004,499.20           689,630.66
Proceeds

Average
Aggregate
Net Investment                                                812,498,498.17         812,498,498.17       812,498,498.17
Value

Annualized
Average
Charge-Off                                                              0.31%                  0.74%                0.61%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                   0.55%



DELINQUENCY RATE
                                                              #                                           $

Past Due 31-60 days                                                   350                                   7,946,747
Past Due 61-90 days                                                    56                                   1,255,685
Past Due 91 + days                                                     23                                     574,803

 Total                                                                429                                   9,777,235

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                              Delinquent             Current              Delinquency
                                                              Contracts              Contracts            Rate
                                                                    (> 60 days)


October                                                                38                 34,783                    0.11%
November                                                               50                 35,433                    0.14%
December                                                               79                 35,772                    0.22%

                                                                                                                    0.16%


REALIZATION RATIO
                                                              October                November             December

Sale
Proceeds                                                                0.00                   0.00                 0.00

Residual Value
of Sold
Matured Leases                                                          0.00                   0.00                 0.00

Realization
Ratio                                                                   0.00%                  0.00%                0.00%



(Realization Test will be satisfied if the Maturity Ratio is 25% or less
or the Realization Ratio is 75% or more)                                                                            0.00%


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